UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment # 2 to

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2017

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

10102 USA Today Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

As reported in our Current report on Form 8-K dates January 17, 2197 and filed January 20, 2017, on January 17, 2016, we entered into and closed Acquisition Agreement with the equity owners of Hema Diagnostic Systems, LLC (“Hema”) pursuant to which we acquired a majority of the equity interests in Hema in exchange for our tock and our obligation to issue Common Stock Purchase Warrants. We have the right to acquire the remainder of the Hema equity interests for nominal consideration provided that the stock and warrants have a specified value and we have registered for resale the Company’s shares issued to the Hema equity owners.

Our original Current Report omitted Pro forma financial information required by Item 9.01(c). The Pro forma financial information is being filed by this Amendment.

Item 9.01. Financial Statements and Exhibits

(c) Pro forma financial information required by Item 9.01(c) of Form 8-K is included in this Amendment following the signature page.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: March 28, 2017	/s/ Mark A. Fletcher
Mark A. Fletcher
Executive Vice-President and General Counsel

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Unaudited pro forma combined condensed financial information

On January 18, 2017, Generex Biotechnology Corporation (“Generex” or the “Company”) closed an Acquisition Agreement pursuant to which the Company acquired a 51% interest in Hema Diagnostic Systems, LLC, (“HDS”) a Florida limited liability company established in December, 2000 to market and distribute rapid test devices including infectious diseases. Since 2002, HDS has been developing an expanding line of rapid diagnostic tests (RDTs) for such diseases as Human Immunodeficiency Virus (HIV) – 1/2, tuberculosis, malaria, hepatitis, syphilis, typhoid and dengue as well as other infectious diseases

At closing, the Company acquired 4,950 of HDS’s 10,000 previously outstanding limited liability company units in exchange for 53,191 shares of Generex common stock valued at $250,000, plus 20 shares of Generex common stock issued to HDS in exchange for 300 new limited liability company units.

Following the closing and the completion of Company’s reverse stock split, the Company is required to issue a further 230,000 shares of common stock and issue a warrant to a former shareholder of HDS to acquire 15,000,000 additional shares of Generex common stock for $2.50 per share. The issue of this warrant is contingent upon the Company obtaining approval from its shareholders for an increase in its authorized share capital. The total consideration was valued at $1,350,916 on the date of the acquisition.

BASIS OF PRESENTATION

The Company accounted for the acquisition of HDS as a business combination as prescribed in Accounting Standards Codification 805, “Business Combinations”.

The accompanying unaudited pro forma combined statements of operations for year ended July 31, 2016 and for the six month period ended January 31, 2017 are presented as if the acquisition of HDS had occurred on August 1, 2015 and August 1, 2016, respectively.

These unaudited pro forma consolidated statements should be read in connection with (1) the Company’s audited consolidated financial statements for the year ended July 31, 2016 and notes thereto filed with the U.S. Securities and Exchange Commission, (2) the Company’s unaudited financial statements for the period ended January 31, 2017 and notes thereto filed with the U.S. Securities and Exchange Commission, and (3) the audited combined financial statements for HDS for the years ended December 31, 2016 and 2015 and notes thereto included in Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Generex that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The preliminary Unaudited Pro Forma Combined Income Statements do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

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GENEREX BIOTECHNOLOGY CORPORATION
UNAUDITED PROFORMA COMBINED STATEMENT OF OPEREATIONS
FOR THE YEAR ENDED JULY 31, 2016

	10-K Historical
	Generex Biotechnology Corporation	Hema Diagnostics Systems, LLC	Pro Forma Adjustments	Notes	Pro Forma Combined
	12 Months Ended July 31, 2016	12 Months Ended June 30, 2016			12 Months
Net revenue	$—	$18,698	$—		$18,698

Cost of goods sold	—	11,537	—		11,537

Gross profit	—	7,161	—		7,161

Operating expenses
Research and development	467,382	527,696	—		995,078
General and administrative	1,435,186	560,674	—		1,995,860
Total operating expenses	1,902,568	1,088,370	—		2,990,938

Operating Loss	(1,902,568)	(1,081,209)	—		(2,983,777)

Other Income (Expense):
Impairment of patents	(1,165,864)	—	—		(1,165,864)
Interest income	—	5,910	—		5,910
Interest expense	(418,500)	(32,905)	—		(451,405)
Impairment of goodwill	—	—	(14,335,822)	(B)	(14,335,822)
Other income (expense)	—	(630)	—		(630)
Change in fair value of derivative liabilities	263,823	—	—		263,823

Net (Loss)	(3,223,109)	(1,108,835)	(14,335,822)		(18,667,766)

Net (loss) attributable to noncontrolling interests	—	—	(543,329)	(D)	(543,329)

Net (Loss) Available to Common Stockholders	$(3,223,109)	$(1,108,835)	$(13,792,493)		$(18,124,437)

Net (Loss) per Common Share / Unit
Basic	$(3.66)	$(107.65)	$(14.76)		$(19.40)
Diluted	(3.66)	(107.65)	(14.76)		(19.40)

Shares / Units Used to Compute (Loss) per Share / Unit
Basic	880,941	10,300	934,152		934,152
Diluted	880,941	10,300	934,152		934,152

Other Comprehensive Income:
Net (Loss)	(3,223,109)	(1,108,835)	(13,792,493)		(18,124,437)
Change in foreign currency translation adjustments	(9,865)	—	—		(9,865)
Comprehensive Income (Loss) and Comprehensive Income (Loss) Available to Common Stockholders	$(3,232,974)	$(1,108,835)	$(13,792,493)		$(18,134,302)

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GENEREX BIOTECHNOLOGY CORPORATION
UNAUDITED PROFORMA COMBINED STATEMENT OF OPEREATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2017

	Historical
	Generex Biotechnology Corporation	Hema Diagnostics Systems, LLC	Pro Forma Adjustments	Notes	Pro Forma Combined
	6 Months Ended January 31, 2017	6 Months Ended December 31, 2016			12 Months

Net revenue	$—	$3,395	$—		$3,395

Cost of goods sold	—	7,162	—		7,162

Gross profit	—	(3,766)	—		(3,766)

Operating expenses
Research and development	75,640	315,945	(20,472)	(A)	371,113
General and administrative	242,905	420,685	(32,630)	(A)	630,960
Total operating expenses	318,545	736,630	(53,102)		1,002,073

Operating Loss	(318,545)	(740,396)	53,102		(1,005,839)

Other Income (Expense):
Interest expense	(243,508)	(103,654)	—		(347,162)
Impairment of goodwill	(14,335,822)	—	—		(14,335,822)
Other income (expense)	—	219,368	2,577	(A)	221,945
Change in fair value of derivative liabilities	(325,074)	—	—		(325,074)

Net (Loss)	(15,222,949)	(624,682)	55,679		(15,791,952)

Net (loss) attributable to noncontrolling interests	(27,283)	—	(278,811)	(A)(C)	(306,094)
Net (Loss) Available to Common Stockholders	$(15,195,666)	$(624,682)	$334,490		$(15,485,858)

Net (Loss) per Common Share / Units
Basic	$(16.63)	$(60.65)	$0.35		$(16.07)
Diluted	(16.63)	(60.65)	0.35		(16.07)

Shares / Units Used to Compute (Loss) per Share / Unit
Basic	913,479	10,300	963,361		963,361
Diluted	913,479	10,300	963,361		963,361

Other Comprehensive Income:
Net (Loss)	(15,195,666)	(624,682)	334,490		(15,485,858)
Change in foreign currency translation adjustments	8,513	—	—		8,513
Comprehensive Income (Loss) and Comprehensive Income (Loss) Available to Common Stockholders	$(15,187,153)	$(624,682)	$334,490		$(15,477,345)

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Generex Biotechnology Corporation and

Hema Diagnostics Systems, LLC

Notes to the unaudited pro forma combined financial information

1. Basis of pro forma presentation

The accompanying unaudited pro forma combined financial information is derived from the historical financial statements of Generex and HDS. The unaudited pro forma combined financial information is prepared using the purchase method of accounting, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 805, Business Combinations, with Generex treated as the acquirer.

Generex, with a year ends on July 31st , acquired HDS, with a year that ends on December 31st. The pro forma statement of operations for the year ended July 31, 2016 includes (1) Generex’s year ended July 31, 2016 and (2) HDS’s twelve months ended June 30, 2016. The pro forma statement of operations for the six months ended January 31, 2017 includes (1) Generex’s six months ended January 31, 2017 (the “Generex’s Six Month Results”) and (2) HDS’s six months ended December 31, 2016. Generex’s Six Month Results were issued subsequent to the acquisition of HDS by Generex and include the operating results of HDS for the period January 19, 2017 through January 31, 2017 (the “HDS Post Closing Results”). Unaudited pro forma adjustments, and the assumptions on which they are based, are described in the accompanying Notes to the Unaudited Pro Forma Combined financial information.

The Unaudited Pro Forma Combined Statements of Operations for the year ended July 31, 2016 and for the six months ended January 31, 2017 are presented as if the Acquisition occurred on August 1, 2015 and August 1, 2016, respectively.

The unaudited pro forma combined financial information has been compiled in a manner consistent with the accounting policies adopted by Generex. These accounting policies are similar in most material respects to those of HDS. Generex is currently performing a more detailed review of HDS’s accounting policies. As a result of that review, differences could be identified between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of Generex that would have been reported had the Acquisition been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The Unaudited Pro Forma Combined Statements of Operations do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Acquisition.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of Generex and HDS.

2. Purchase price

The Acquisition closed on January 18, 2017.

The net purchase price of HDS was determined to be as follows:

	Stock Price at Closing	Shares	Fair Value
Purchase price:
Common Stock at closing	$4.77	53,191	$253,721
Common Stock after closing	$4.77	20	95
Common Stock post reverse stock split	$4.77	230,000	1,097,100
Net purchase price			$1,350,916

As of January 18, 2017, the issue of the warrant to acquire 15,000,000 additional common shares of Generex was contingent upon shareholder approval of an increase in the Company’s authorized capital stock. No warrant has been issued by the Company and terms of the warrant have not been finalized. Management is not of the opinion that it is more likely than not that the warrant will be issued and accordingly no value has been attributed to it.

The preliminary purchase price allocation of HDS was determined to be as follows:

Purchase price allocation:
Net assets of HDS		(13,642,900)
Non-controlling interest		(1,297,939)
In-Process Research & Development		1,955,932
Goodwill		14,335,823
Total Purchase Price	51% Ownership	$1,350,916

Non-controlling interest	49% Ownership	$1,297,939

3. Pro Forma Adjustments

Certain reclassifications have been made to conform HDS’s historical amounts to Generex’s financial statement presentation. The accompanying unaudited pro forma combined statements of operations for the year ended July 31, 2016 and for the six months ended January 31, 2017 have been prepared to reflect the acquisition of HDS by Generex for an aggregate purchase price of $1,351,916 as if the acquisition was completed on August 1, 2015 and August 1, 2016 respectively and reflect the following pro forma adjustments:

(A)	To reflect the elimination of the HDS Post Closing Results and provide HDS results for only six months, including $20,472 of research and development costs, $32,630 of general and administrative costs, $2,577 of interest expense, and $27,283 of net (loss) attributable to non-controlling interests of HDS.

(B)	To record impairment of goodwill that was recorded as a result of the HDS acquisition and the excess of the purchase consideration over the fair value of assets acquired and its full impairment for the acquisition of HDS for the year ended July 31, 2016 as if the acquisition was completed on August 1, 2015.

(C)	To record losses of $306,094 attributable to non-controlling interests of HDS for the 6 months ended January 31, 2017.

(D)	To record losses of $543,329 attributable to non-controlling interests of HDS for the 12 months ended July 31, 2016.

To supplement the consolidated financial results prepared under generally accepted accounting principles (“GAAP”), the Company uses a pro forma measure of net income or loss that consists of GAAP net income or loss adjusted to exclude the impact of amortization of acquisition-related charges and other non-recurring charges and gains.

Pro forma net income gives an indication of the Company’s baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, pro forma net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with or an alternative for GAAP and may be materially different from pro forma non-GAAP measures used by other companies.

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